                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                                       FOR
                                OFFER TO EXCHANGE
                      7.25% CLASS A SECURED NOTES DUE 2009,
                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                      7.25% CLASS A SECURED NOTES DUE 2009,
                                       OF
                             AMERICAN AIRLINES, INC.

                                   ----------

                PURSUANT TO THE PROSPECTUS, DATED _________, 2004

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______, 2004, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD CLASS A NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                             To the Exchange Agent:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                              60 Livingston Avenue
                         Attention: Specialized Finance
                                   EP-MN-WS-2N
                            St. Paul, Minnesota 55107

                                  By Facsimile:
                                 (651) 495-8158

                              Confirm by Telephone:
                                 (800) 934-6802

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW CLASS A NOTES FOR THEIR OLD CLASS A NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD CLASS A NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         By execution hereof, the undersigned acknowledges receipt of the prospectus, dated _______, 2004 (the "Prospectus"), of American Airlines, Inc. (the "Company"), which, together with this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), constitute the Company's offer to exchange (the "Exchange Offer") 7.25% Class A Secured Notes due 2009 (the "New Class A Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus forms a part, for any and all of its outstanding 7.25% Class A Secured Notes due 2009 (the "Old Class A Notes"), upon the terms and subject to the conditions set forth in the Prospectus. For each Old Class A Note accepted for exchange, the Holder of such Old Class A Note will receive a New Class A Note of the same class having a face amount equal to that of the surrendered Old Class A Note.

         This Letter of Transmittal is to be completed by Holders (as defined below) if: (i) certificates representing Old Class A Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Class A Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Class A Notes if an Agent's Message (as defined below) is not delivered; or (iii) tender of Old Class A Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgment from a participant tendering Old Class A Notes that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Class A Notes are registered on the Trustee's books or any other person who has obtained a properly completed bond power from the registered Holder, or any person whose Old Class A Notes are held of record by DTC and who desires to deliver such Old Class A Notes by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         All capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus, unless the context otherwise indicates.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD CLASS A NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         List below the Old Class A Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of Old Class A Notes on a separately signed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Class A Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


                        DESCRIPTION OF OLD CLASS A NOTES


                                                                           NOTES                ORIGINAL AGGREGATE
                                                                         NUMBER(S)*            FACE AMOUNT TENDERED
NAME(S) AND ADDRESS(ES) OF HOLDER(S)                              (ATTACH SIGNED LIST IF          (IF LESS THAN
   (PLEASE FILL IN IF BLANK)                                             NECESSARY)                     ALL)**
------------------------------------                              ----------------------       ---------------------

                                                                  ----------------------       ---------------------

                                                                  ----------------------       ---------------------

                                                                  ----------------------       ---------------------

                                                                  ----------------------       ---------------------
TOTAL ORIGINAL FACE AMOUNT OF OLD CLASS A NOTES TENDERED
                                                                  ----------------------       ---------------------
   *   Need not be completed by Holders tendering Old Class A Notes by book-entry transfer.

  **   Need not be completed by Holders who wish to tender with respect to all Old Class A Notes listed. See Instruction 2.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD CLASS A NOTES ARE
    BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT
    DTC:

Name of Tendering Institution:
                              -------------------------------------------------

DTC Book-Entry Account No.:
                           ----------------------------------------------------

Transaction Code No.:
                     ----------------------------------------------------------

         If Holders desire to tender Old Class A Notes pursuant to the Exchange Offer and (i) certificates representing such Old Class A Notes are not immediately available, or (ii) this Letter of Transmittal, certificates representing such Old Class A Notes or any other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Class A Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Holders following the guaranteed delivery procedure must still fully complete, execute and deliver this Letter of Transmittal or a facsimile hereof. DTC participants may also accept the Exchange Offer by submitting the notice of guaranteed delivery through the DTC Automated Tender Offer Program.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD CLASS A NOTES ARE
    BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT:

Name(s) of Holder(s) of Old Class A Notes:
                                          -------------------------------------

Window Ticket No. (if any):
                           ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                      -------------------------

If Delivered by Book-Entry Transfer:
                                    -------------------------------------------

Name of Tendering Institution:
                              -------------------------------------------------

DTC Book-Entry Account No.:
                           ----------------------------------------------------

Transaction Code No.:
                     ----------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD CLASS A NOTES ACQUIRED
    FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW CLASS A NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD CLASS A NOTES.

Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH

LADIES AND GENTLEMEN:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions of the Exchange Offer, the aggregate face amount of Old Class A Notes indicated above. Subject to and effective upon the acceptance for exchange of the amount of Old Class A Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Class A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Class A Notes and the New Class A Notes) with respect to the tendered Old Class A Notes with full power of substitution to (i) deliver certificates for such Old Class A Notes to the Company, or transfer ownership of such Old Class A Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Class A Notes for transfer on the books of the Registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Class A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Class A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission set forth in several no-action letters issued to third parties, and subject to the immediately following sentence, that the New Class A Notes issued pursuant to the Exchange Offer in exchange for the Old Class A Notes may be offered for resale, resold or otherwise transferred by any holder thereof without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, any purchaser of Old Class A Notes who is an "affiliate" of the Company or intends to participate in the Exchange Offer for the purpose of distributing the New Class A Notes (i) will not be able to rely on the interpretation by the staff of the Commission set forth in the above referenced no-action letters, (ii) will not be able to tender Old Class A Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Old Class A Notes, unless such sale or transfer is made pursuant to an exemption from such requirements.

         If a broker-dealer would receive New Class A Notes for its own account in exchange for Old Class A Notes, where such Old Class A Notes were not acquired as a result of market-making or other trading activities, such broker-dealer will not be able to participate in the Exchange Offer.

         The undersigned represents that (i) the New Class A Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution of the New Class A Notes and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Class A Notes. If the undersigned is a broker-dealer that will receive New Class A Notes for its own account in exchange for Old Class A Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Class A Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Class A Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Class A Notes when the Company has given oral or written notice (such notice, if given orally, to be confirmed in writing) thereof to the Exchange Agent. If any tendered Old Class A Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Class A Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

         The undersigned understands that tenders of Old Class A Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Class A Notes will be determined by the Company in its sole discretion, which determination will be final and binding.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Class A Notes issued in exchange for the Old Class A Notes accepted for exchange, and return any Old Class A Notes not tendered or not exchanged, in the name of the undersigned (or, in the case of a book-entry delivery of Old Class A Notes by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing New Class A Notes issued in exchange for the Old Class A Notes accepted for exchange, and any certificates representing Old Class A Notes not tendered or not exchanged, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Class A Notes issued in exchange for the Old Class A Notes accepted for exchange, and return any Old Class A Notes not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Class A Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Class A Notes so tendered.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
       OLD CLASS A NOTES REGARDLESS OF WHETHER OLD CLASS A NOTES ARE BEING
                         PHYSICALLY DELIVERED HEREWITH)

         This Letter of Transmittal must be signed by the Holder(s) of Old Class A Notes exactly as their name(s) appear(s) on certificates(s) for Old Class A Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Class A Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

         If the signature appearing below is not of the registered Holder(s) of the Old Class A Notes, then the registered Holder(s) must sign a valid proxy.



X                                                             Date:
 ------------------------------------------------------            -------------------------------------------

X                                                             Date:
 ------------------------------------------------------            -------------------------------------------
   SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Name(s):                                                      Address:
        -----------------------------------------------               ----------------------------------------
                      (PLEASE PRINT)                                             (INCLUDING ZIP CODE)

Capacity:                                                     Area Code and Telephone No.:
         ----------------------------------------------                                   --------------------

Social Security No.:
                    -----------------------------------


                                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                              SIGNATURE GUARANTEE
                                          (SEE INSTRUCTION 3 HEREIN)
                       CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


 -------------------------------------------------------------------------------------------------------------
                             NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES


 -------------------------------------------------------------------------------------------------------------
                ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF FIRM


 -------------------------------------------------------------------------------------------------------------
                                             AUTHORIZED SIGNATURE


 -------------------------------------------------------------------------------------------------------------
                                                 PRINTED NAME


 -------------------------------------------------------------------------------------------------------------
                                                     TITLE

DATE:
     --------------------------------------------------


                          SPECIAL ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 3 AND 4 HEREIN)

         To be completed ONLY if certificates for Old Class A Notes in a face amount not tendered are to be issued in the name of, or the New Class A Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appears(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Class A Notes" within this Letter of Transmittal, or if Old Class A Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.

Name:
     --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------
                                 (PLEASE PRINT)



-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                (INCLUDING ZIP CODE)



-------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                       SPECIAL DELIVERY INSTRUCTIONS (SEE
                         INSTRUCTIONS 1, 3 AND 4 HEREIN)

         To be completed ONLY if certificates for Old Class A Notes in a face amount not tendered or not accepted for purchase or the New Class A Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or person(s) whose signature(s) appears(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Class A Notes" within this Letter of Transmittal.


Name:
     --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------
                                 (PLEASE PRINT)



-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                (INCLUDING ZIP CODE)



-------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD CLASS A NOTES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered Old Class A Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Class A Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, or an Agent's Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Class A Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Class A Notes should be sent to the Company.

         Holders who wish to tender their Old Class A Notes and (i) whose Old Class A Notes are not immediately available, or (ii) who cannot deliver their Old Class A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer prior to the Expiration Date, may tender their Old Class A Notes by following the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Class A Notes, the certificate number or numbers of such Old Class A Notes and the face amount of Old Class A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof), or an Agent's Message in lieu of this Letter of Transmittal, together with the certificate(s) representing the Old Class A Notes (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), or an Agent's Confirmation in lieu of this Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Class A Notes in proper form for transfer (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Any Holder of Old Class A Notes who wishes to tender his Old Class A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Class A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Class A Notes not properly tendered or any Old Class A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old Class A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Class A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Class A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Class A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Class A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holder of such Old Class A Notes (or in the case of Old Class A Notes tendered by the book-entry transfer procedures, such Old Class A Notes will be credited to an account maintained with DTC), unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. PARTIAL TENDERS. Tenders of Old Class A Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire face amount of any Old Class A Note is tendered, the tendering Holder should fill in the face amount tendered in the third column of the chart entitled "Description of Old Class A Notes." The entire face amount of Old Class A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire face amount of all Old Class A Notes is not tendered, Old Class A Notes for the face amount of Old Class A Notes not tendered and a certificate or certificates representing New Class A Notes issued in exchange for any Old Class A Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Class A Notes are accepted for exchange.

         3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Class A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Class A Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Class A Notes tendered and the certificate(s) for New Class A Notes issued in exchange therefor is to be issued (or any untendered face amount of Old Class A Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Class A Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Class A Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Class A Notes listed, such Old Class A Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Class A Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Class A Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Class A Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal (or facsimile hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" with the meaning of Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an "Eligible Institution"), unless the Old Class A Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Class A Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Class A Notes or substitute Old Class A Notes for face amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Class A Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named also must be indicated.

         5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Class A Notes pursuant to the Exchange Offer. If, however, certificates representing New Class A Notes or Old Class A Notes for amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Class A Notes tendered hereby, or if tendered Old Class A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Class A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Class A Notes listed in this Letter of Transmittal.

         6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Class A Notes tendered.

         7. MUTILATED, LOST, STOLEN OR DESTROYED OLD CLASS A NOTES. Any tendering Holder whose Old Class A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal my be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."


                          (DO NOT WRITE IN SPACE BELOW)

         Note Surrendered                   Old Class A Notes Tendered            Old Class A Notes Accepted
----------------------------------      -----------------------------------   --------------------------------

----------------------------------      -----------------------------------   --------------------------------


----------------------------------      -----------------------------------   --------------------------------


----------------------------------      -----------------------------------   --------------------------------


----------------------------------      -----------------------------------   --------------------------------

Delivery Prepared by                    Checked by                            Date
----------------------------------      -----------------------------------   --------------------------------


                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, a Holder whose tendered Old Class A Notes are accepted for exchange is required to provide the Exchange Agent (as payer) with such Holder's correct TIN (e.g., social security number or employer identification number) on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, then his TIN is his social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Class A Notes acquired pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY signed under penalties of perjury, attesting to that Holder's exempt status. Form W-8BEN, Form W-8ECI or Form W-8IMY can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is currently required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying that the Holder is a U.S. person (including a U.S. resident alien), the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and either (A) the Holder is exempt from backup withholding, or (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN of the registered Holder of the Old Class A Notes. If the Old Class A Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                  PAYER'S NAME



SUBSTITUTE                                   PART 1 -- PLEASE PROVIDE YOUR TIN            Social Security Number
FORM W-9                                     IN THE BOX AT THE                            OR ___________________
                                             RIGHT AND CERTIFY BY SIGNING AND             Employer Identification Number
                                             DATING BELOW                                 _______________________

DEPARTMENT OF THE TREASURY                   PART 2 -- Certification -- Under             PART 3 --
IDENTIFICATION NUMBER (TIN)                  Penalties of Perjury, I certify
                                             that:

                                             (1) The number shown on this form            Exempt from backup withholding [ ]
                                                 is my correct Taxpayer                            Awaiting TIN [ ]
PAYER'S REQUEST FOR                              Identification Number (or I am
TAXPAYER IDENTIFICATION                          waiting for a number to be
NUMBER (TIN)                                     issued to me) and

                                             (2) I am not subject to backup
                                                 withholding either because (a)
                                                 I am exempt from backup
                                                 withholding, or (b) I have not
                                                 been notified by the Internal
                                                 Revenue Service ("IRS") that I
                                                 am subject to backup
                                                 withholding as a result of
                                                 failure to report all interest
                                                 or dividends, or (c) the IRS
                                                 has notified me that I am no
                                                 longer subject to backup
                                                 withholding, and

                                             (3) I am a U.S. person (including a
                                                 U.S. resident alien)

                                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                             Name:
                                                  ------------------------------------------------------

                                             Address:
                                                     ---------------------------------------------------


                                                     ---------------------------------------------------
                                                                    (city, state and zip code)

                                             SIGNATURE                                    DATE
                                                      ---------------------------------       -------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING CURRENTLY AT A RATE OF 28% OF ANY PAYMENTS MADE TO HOLDERS OF NEW CLASS A NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 30 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                     Date
         ------------------------------------     -----------------------------

                               The Exchange Agent:
                      U.S. BANK TRUST NATIONAL ASSOCIATION

                              60 Livingston Avenue
                         Attention: Specialized Finance
                                   EP-MN-WS-2N
                            St. Paul, Minnesota 55107

                                  By Facsimile:
                                 (651) 495-8158

                              Confirm by Telephone:
                                 (800) 934-6802